UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 26, 2017

Ford Credit Floorplan Master Owner Trust A

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-206773

Central Index Key Number: 0001159408

Ford Credit Floorplan LLC and Ford Credit Floorplan Corporation

(Exact Name of Registrants/Depositors as Specified in Charter)

Commission File Numbers: 333-206773-01 and 333-206773-02

Central Index Key Numbers: 0001061198 and 0000872471

Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

Delaware

(State or Other Jurisdiction of Incorporation of the Registrants)

38-3372243 and 38-2973806

(IRS Employer Identification No. of the Registrants)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 802-A3 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrants)	(Zip Code)

Registrants’ telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Floorplan Master Owner Trust A (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated May 24, 2017 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Floorplan Corporation and Ford Credit Floorplan LLC (the “Registrants” or the “Depositors”), the Depositors entered into an Underwriting Agreement on May 24, 2017 (the “Underwriting Agreement”) with the underwriters listed in Item 9.01(d) below.  The Underwriting Agreement is described more fully in the Prospectus.

Item 8.01                                           Other Events.

In connection with the offering of the Notes, the chief executive officer of the Depositors has made the certifications required by Paragraph I.B.1(a) of Form SF-3.  The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

On the closing date for the issuance of the Notes stated in the Prospectus (the “Closing Date”), the Depositors and/or the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Substantially final versions of the Transaction Documents, the forms of which were filed as exhibits to the Registration Statement, are being filed on this Current Report to satisfy the requirements of Item 1100(f) of Regulation AB.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 24, 2017, among the Depositors, the Sponsor and Barclays Capital Inc., BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC.

4.2	Series 2017-1 Indenture Supplement, to be dated as of May 1, 2017, between the Trust and the Indenture Trustee.

10.10

Dispute Resolution Supplement, dated as of February 1, 2016, among the Sponsor, as Seller and Servicer, Ford Credit Floorplan Corporation, as Depositor, and the Trust (incorporated by reference to Form 8-K of the Trust and Depositors filed on

February 19, 2016).

10.11

Dispute Resolution Supplement, dated as of February 1, 2016, among the Sponsor, as Seller and Servicer, Ford Credit Floorplan LLC, as Depositor, and the Trust (incorporated by reference to Form 8-K of the Trust and Depositors filed on February 19, 2016).

10.12

Asset Representations Review Agreement, dated as of February 1, 2016, among the Sponsor, as Servicer, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer (incorporated by reference to Form 8-K of the Trust and Depositors filed on February 19, 2016).

10.13	Series 2017-1 Account Control Agreement, to be dated as of May 1, 2017, between the Trust and The Bank of New York Mellon.

10.14	Risk Retention Supplement, dated as of May 1, 2017, among the Sponsor, as Sponsor, Administrator and Servicer, Ford Credit Floorplan Corporation, as Depositor, and the Trust.

10.15	Risk Retention Supplement, dated as of May 1, 2017, among the Sponsor, as Sponsor, Administrator and Servicer, Ford Credit Floorplan LLC, as Depositor, and the Trust.

36.1	Depositor (Ford Credit Floorplan Corporation) Certification for shelf offerings of asset-backed securities.

36.2	Depositor (Ford Credit Floorplan LLC) Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their respective behalves by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

	By:	/s/ Susan J. Thomas
		Name:	Susan J. Thomas
		Title:	Secretary

FORD CREDIT FLOORPLAN LLC

	By:	/s/ Susan J. Thomas
		Name:	Susan J. Thomas
		Title:	Secretary

Dated: May 26, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 24, 2017, among the Depositors, the Sponsor and Barclays Capital Inc., BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC.

4.2	Series 2017-1 Indenture Supplement, to be dated as of May 1, 2017, between the Trust and the Indenture Trustee.

10.10

Dispute Resolution Supplement, dated as of February 1, 2016, among the Sponsor, as Seller and Servicer, Ford Credit Floorplan Corporation, as Depositor, and the Trust (incorporated by reference to Form 8-K of the Trust and Depositors filed on February 19, 2016).

10.11

Dispute Resolution Supplement, dated as of February 1, 2016, among the Sponsor, as Seller and Servicer, Ford Credit Floorplan LLC, as Depositor, and the Trust (incorporated by reference to Form 8-K of the Trust and Depositors filed on February 19, 2016).

10.12

Asset Representations Review Agreement, dated as of February 1, 2016, among the Sponsor, as Servicer, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer (incorporated by reference to Form 8-K of the Trust and Depositors filed on February 19, 2016).

10.13	Series 2017-1 Account Control Agreement, to be dated as of May 1, 2017, between the Trust and The Bank of New York Mellon.

10.14	Risk Retention Supplement, dated as of May 1, 2017, among the Sponsor, as Sponsor, Administrator and Servicer, Ford Credit Floorplan Corporation, as Depositor, and the Trust.

10.15	Risk Retention Supplement, dated as of May 1, 2017, among the Sponsor, as Sponsor, Administrator and Servicer, Ford Credit Floorplan LLC, as Depositor, and the Trust.

36.1	Depositor (Ford Credit Floorplan Corporation) Certification for shelf offerings of asset-backed securities.

36.2	Depositor (Ford Credit Floorplan LLC) Certification for shelf offerings of asset-backed securities.